                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  January 1, 2000
                                                          ---------------



                        INDYMAC MORTGAGE HOLDINGS, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware            1-08972          95-3983415
-----------------------   -----------    ------------------
     (State or other      (Commission    (IRS Employer
     jurisdiction of      File Number)   Identification No.)
     incorporation)

              155 North Lake Avenue, Pasadena, California  91101
          -----------------------------------------------------------
         (Address, including zip code, of principal executive office)

                                (800) 669-2300
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             (Registrant's telephone number, including area code)
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Item 5.  Other Events.
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       Effective January 1, 2000, IndyMac Mortgage Holdings, Inc. ("IndyMac")
terminated its status as a real estate investment trust or "REIT" under the Internal Revenue Code of 1986, as amended.

       As a REIT, IndyMac was required to distribute at least 95% of its taxable income to its stockholders. As a result of IndyMac terminating its status as a REIT, it will no longer be subject to this requirement.

       IndyMac's stockholders approved IndyMac's termination of its REIT status at a meeting duly called and convened on December 14, 1999. IndyMac's termination of its REIT status, together with its pending acquisition of SGV Bancorp, Inc., is part of IndyMac's strategy to become a growth-oriented company by converting from a REIT to a taxable financial institution with the ability to retain earnings and utilize deposit funding.
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                                   SIGNATURE
                                   ---------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           INDYMAC MORTGAGE HOLDINGS, INC.
                                   (Registrant)



                           By:  /s/ Richard H. Wohl
                               --------------------------------------
                                Richard H. Wohl
                                Senior Executive Vice President and
                                Chief Operating Officer


Date:  January 3, 2000